UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06336

Franklin Templeton International Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway,

San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/19

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON

Semiannual Report and Shareholder Letter

April 30, 2019

Franklin India Growth Fund

A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

India’s economic expansion slowed during the six months ended April 30, 2019, due to slower growth in government and consumer spending, manufacturing and agriculture. Early in the period, global trade tensions, conflict with Pakistan, higher oil prices and a stronger U.S. dollar hurt investor confidence in Indian equites, but sentiment was boosted by easing overall tensions and indications near period-end that the U.S. Federal Reserve may not raise interest rates during 2019. In this environment, Indian stocks, as measured by the MSCI India Index, increased during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin India Growth Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

As previously communicated, the Fund is anticipated to be liquidated on or about September 13, 2019, but may be delayed if unforeseen circumstances arise.

Thank you for your trust and participation in Franklin India Growth Fund. It has been our privilege to serve you.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Templeton International Trust

This letter reflects our analysis and opinions as of April 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Semiannual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin India Growth Fund

This semiannual report for Franklin India Growth Fund covers the period ended April 30, 2019. As previously communicated, the Fund is anticipated to be liquidated on or about September 13, 2019 (Liquidation Date), but may be delayed if unforeseen circumstances arise. Effective at the close of market on June 24, 2019, the Fund closed to all new investors, with limited exceptions. The Fund will not accept any additional purchases after the close of market on or about September 11, 2019. The Fund reserves the right to change this policy at any time. Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of “Indian companies,” which are defined as those organized under the laws of, with a principal office in, or for which the principal trading market for their securities is in India; that derive 50% or more of total revenue or profit from goods or services produced or sales made in India; or that have 50% or more of their assets in India. The Fund currently intends to invest primarily in the securities of Indian companies by investing in shares of a wholly-owned, collective investment vehicle (the “Portfolio”), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio historically sought to maintain residency in Mauritius to avail itself of a beneficial tax treaty between Mauritius and India (the “Treaty”). The Treaty has since been amended and may no longer provide tax benefits for the Fund. See “Investments through Mauritius” in the Fund’s prospectus for more information. Unless the context otherwise requires, descriptions in this report of securities and transactions, and their associated risks, refer to investments made directly or indirectly by the Fund through the Portfolio. See page 8 for additional details in investing through the Portfolio.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a +17.83% cumulative total return. In comparison, the MSCI India Index posted a +18.78% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

India’s gross domestic product (GDP) grew at an annual rate of 6.6% in the fourth quarter of 2018, compared to 7.0% in the third quarter.2 Lower levels of government expenditures and consumer spending, notably in the automobile and consumer durables industries, dragged on the economy. However, private sector capital expenditure grew strongly despite a sharp decline in government capital expenditure. In the first quarter of 2019, India’s annual GDP growth slowed to 5.8% due to a downturn in fixed investment and continued weakness in consumer spending, manufacturing and agriculture.2 Industrial production contracted in March 2019, as manufacturing output declined and mining output rose at a slower rate. This was partly offset by increased government spending and major information technology companies’ reports of healthy revenue growth. The country’s trade deficit during the period was lower than the prior-year period due to a growth in exports, fueled by chemicals and engineering goods, that outpaced a rise in imports. At the end of March 2019, overall inflation was higher than in March 2018, primarily due to a rise in fuel prices, though retail inflation remained below the Royal Bank of India’s (RBI’s) medium-term target during the entire six-month period under review. The RBI cut its benchmark interest rate twice in an effort to increase liquidity levels.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Central Statistics Office, India.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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FRANKLIN INDIA GROWTH FUND

Most Indian equities gained during the period, with the notable exceptions of stocks in the health care, auto and metal industries. In late 2018, Indian equities were negatively affected by global trade conflicts, a surge in crude oil prices and a general weakening of emerging market currencies against the U.S. dollar. Weak domestic corporate earnings, intermittent selling by foreign institutional investors and tensions between India and Pakistan further capped gains by Indian equities until February 2019. By March, however, the Indian equity market was boosted by optimism about a U.S.-China trade deal, easing tensions between India and Pakistan, signals that the U.S. Federal Reserve would not raise interest rates in 2019, a strengthening Indian rupee and expectations of political stability following the Indian general election.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price does not, in our opinion, reflect future growth prospects. We look for companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Our philosophy includes favoring companies that have competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company’s financial strength, management’s expertise, the company’s growth potential within the industry, and the industry’s growth potential.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Kotak Mahindra Bank Ltd. (KMBL), HDFC Bank and UltraTech Cement.

KMBL is one of the highest-valued private sector banks in India. The bank continued to deliver strong all-around performance in a number of areas. Key growth drivers included loan growth led by higher refinancing opportunities, increased pricing power, a healthy customer acquisition run rate and cross-sell to existing customers; healthy capitalization; and improving asset quality. The capital market, securities and asset management businesses could provide further upside to earnings as the business cycle improves, in our analysis. As a result, we believe the bank is well-positioned to capitalize on growth opportunities and gain market share.

Portfolio Composition*

Based on Total Net Assets as of 4/30/19

*The information shown includes the Fund’s direct holdings as well as indirect holdings through the Portfolio.

HDFC Bank is a major private bank in India. The bank has successfully balanced growth, while maintaining quality and has consistently grown its market share across multiple retail segments, including personal loans, business banking and auto loans. A number of additional factors lead us to be optimistic about HDFC’s potential earnings growth over the next few years. Positive factors include strong capitalization and liquidity levels, healthy growth in retail loans and fee income, and digital initiatives that have helped control operating expenses.

UltraTech Cement is the largest manufacturer of grey cement, ready mix concrete and white cement in India. It is also one of the leading cement producers globally. The company’s acquisitions of JP Associates and Binani Cement spurred strong volume growth in the past two years. Thus, we believe UltraTech is well-positioned to benefit from the increased volume due to its large domestic market share. The company

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also stands to gain from potential pricing upside, strong volume growth trend and, in our view, a reasonable valuation of the stock that provides some margin of safety. As a result, we continue to maintain our overweight position in the company.

In contrast, key detractors from the Fund’s absolute performance included Vodafone Idea Ltd. (VIL), Bharat Forge and Mahindra & Mahindra.

VIL’s share price was hurt by the ongoing turmoil in the Indian telecommunications industry, which has resulted in tariff wars and decreased overall revenue and average revenue per user (ARPU) across the industry. VIL, a key player in the Indian telecom industry, was created by the 2018 merger of Idea Cellular with Vodafone India. We believe the synergies of this merger should benefit the company going forward as the tariff war peaks and revenue growth picks up across the industry. Aggressive capital expenditure plans to provide robust 4G coverage, healthy promoter backing and the company’s strong position to leverage any ARPU increase led us to maintain an overweight in the stock.

Auto components company Bharat Forge saw its share price decline after a dip in North American truck orders during the fourth quarter of 2018. We believe the company is well-positioned to maintain margins and grow on account of its favorable product mix and ability to pass any rise in input costs to its customers. In our opinion, strength in domestic business, new order procurements and growth in its non-auto business lines add to the sustainability of margins for the company.

Mahindra & Mahindra, a major player in the tractor industry, was hurt by late-2018 monsoons that negatively affected rural income and tractor sales. Market share pressure, the absence of major product launches and risks to margin growth all pose challenges for the company. However, Mahindra appears prepared for the upcoming BS6 transition, which mandates the use of higher-quality automotive fuels across India. The company is on track to have petrol versions of all its models available in time for BS6 implementation in 2020, and we believe its utility vehicles business could grow significantly due to new product launches and a potential pre-BS6 buying surge. Expected demand growth and near-term challenges being priced into valuations, based on our analysis, also provide comfort to us.

Thank you for your participation in Franklin India Growth Fund. It has been a pleasure serving your investment needs.

Top 10 Holdings*
4/30/19

Company Sector/Industry	% of Total Net Assets
Kotak Mahindra Bank Ltd. Banks	7.1%
HDFC Bank Ltd. Banks	7.0%
Infosys Ltd. IT Services	4.9%
Bharti Airtel Ltd. Wireless Telecommunication Services	4.5%
UltraTech Cement Ltd. Construction Materials	4.2%
Tata Motors Ltd. Automobiles	4.0%
Axis Bank Ltd. Banks	3.8%
Cognizant Technology Solutions Corp. IT Services	3.8%
Hindustan Unilever Ltd. Household Products	3.6%
Housing Development Finance Corp. Ltd. Thrifts & Mortgage Finance	3.0%

*The information shown includes the Fund’s direct holdings as well as indirect holdings through the Portfolio.

Sukumar Rajah Lead Portfolio Manager

Purav A. Jhaveri, CFA, FRM

Portfolio Management Team

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FRANKLIN INDIA GROWTH FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INDIA GROWTH FUND

Performance Summary as of April 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4 6-Month	+17.83%	+11.34%
1-Year	-5.52%	-10.69%
5-Year	+55.84%	+8.04%
10-Year	+180.34%	+10.24%
Advisor 6-Month	+17.99%	+17.99%
1-Year	-5.31%	-5.31%
5-Year	+57.84%	+9.56%
10-Year	+187.97%	+11.16%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN INDIA GROWTH FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–4/30/19)

Share Class	Long-Term Capital Gain
A	$0.5656
C	$0.5656
R6	$0.5656
Advisor	$0.5656

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	1.65%	2.06%
Advisor	1.40%	1.81%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to risks associated with these companies’ smaller size, lesser liquidity and the potential lack of established legal, political, business and social frameworks to support securities markets in the countries in which they operate. The Fund relies on the income tax treaty between India and the Republic of Mauritius for relief from certain Indian taxes. As a result of recent treaty renegotiations, effective April 1, 2017, India began imposing taxes on short-term capital gains realized from the alienation of shares in an Indian company acquired on or after that date. The imposition of taxes by India as a result of the recent treaty renegotiations, or for any other reason, such as legislative changes or changes in the requirements to establish a residency in Mauritius are expected to result in higher taxes and lower returns for the Fund and may affect the Fund’s ability to achieve its investment goal. Other future changes to the Treaty or additional legislative changes may also affect the Fund’s returns. Because the Fund invests its assets primarily in companies in a specific country or region the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 2/29/20. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,178.30	$8.91	$1,016.61	$8.25	1.65%
C	$1,000	$1,174.40	$12.94	$1,012.89	$11.98	2.40%
R6	$1,000	$1,180.60	$6.70	$1,018.65	$6.21	1.24%
Advisor	$1,000	$1,179.90	$7.57	$1,017.85	$7.00	1.40%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Highlights

Franklin India Growth Fund

	Six Months Ended
	April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017		2016		2015	2014

Class A

Per share operating performance[a]
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.16	$15.52	$13.52		$12.23		$12.37	$8.55

Income from investment operations[b]:

Net investment income (loss)[c]	(0.09)	(0.10)	(0.11)		0.02	[d]	(0.10)	0.02	[e]

Net realized and unrealized gains (losses)	2.24	(2.81)	2.11		1.27		0.04	3.80

Total from investment operations	2.15	(2.91)	2.00		1.29		(0.06)	3.82

Less distributions from:

Net investment income	—	—	—		—		(0.08)	—

Net realized gains	(0.57)	(0.45)	—		—		—	—

Total distributions	(0.57)	(0.45)	—		—		(0.08)	—

Net asset value, end of period	$13.74	$12.16	$15.52		$13.52		$12.23	$12.37

Total return[f]	17.83%	(19.23)%	14.79%		10.55%		(0.49)%	44.68%

Ratios to average net assets[a,g]

Expenses before waiver and payments by affiliates	2.21%	2.06%	2.15%		2.14%		2.08%	2.25%

Expenses net of waiver and payments by affiliates	1.65% [h]	1.62% [h]	1.65%	[h]	1.65%		1.69%	1.65%

Net investment income (loss)	(1.32)%	(0.67)%	(0.78)%		0.15%	[d]	(0.77)%	0.22%	[e]

Supplemental data

Net assets, end of period (000’s)	$58,007	$55,287	$78,079		$61,347		$66,035	$53,230

Portfolio turnover rate[i]	15.08%	26.33%	39.65%		21.54%		46.88%	35.48%

aThe per share amounts and ratios include income and expenses of the Portfolio.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.61)%.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.04%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iIncludes the Portfolio’s rate of turnover.

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FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016		2015	2014

Class C

Per share operating performance[a]
(for a share outstanding throughout the period)

Net asset value, beginning of period	$11.29	$14.54	$12.77	$11.64		$11.81	$8.22

Income from investment operations[b]:

Net investment income (loss)[c]	(0.12)	(0.20)	(0.20)	(0.07)[d]		(0.18)	(0.05)[e]

Net realized and unrealized gains (losses)	2.06	(2.60)	1.97	1.20		0.05	3.64

Total from investment operations	1.94	(2.80)	1.77	1.13		(0.13)	3.59

Less distributions from:

Net investment income	—	—	—	—		(0.04)	—

Net realized gains	(0.57)	(0.45)	—	—		—	—

Total distributions	(0.57)	(0.45)	—	—		(0.04)	—

Net asset value, end of period	$12.66	$11.29	$14.54	$12.77		$11.64	$11.81

Total return[f]	17.44%	(19.85)%	13.86%	9.71%		(1.14)%	43.67%

Ratios to average net assets[a,g]

Expenses before waiver and payments by affiliates	2.96%	2.81%	2.90%	2.89%		2.79%	2.95%

Expenses net of waiver and payments by affiliates	2.40% [h]	2.37% [h]	2.40%[h]	2.40%		2.40%	2.35%

Net investment income (loss)	(2.07)%	(1.42)%	(1.53)%	(0.60)%	[d]	(1.48)%	(0.48)%	[e]

Supplemental data

Net assets, end of period (000’s)	$15,775	$15,481	$24,039	$17,291		$17,754	$11,655

Portfolio turnover rate[i]	15.08%	26.33%	39.65%	21.54%		46.88%	35.48%

aThe per share amounts and ratios include income and expenses of the Portfolio.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (1.36)%.

eNet investment income (loss) per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.66)%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iIncludes the Portfolio’s rate of turnover.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017		2016		2015	2014

Class R6

Per share operating performance[a]
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.62	$15.92	$13.89		$12.51		$12.63	$8.68

Income from investment operations[b]:

Net investment income (loss)[c]	(0.06)	(0.04)	(0.05)		0.07	[d]	(0.04)	0.07	[e]

Net realized and unrealized gains (losses)	2.32	(2.81)	2.08		1.31		0.03	3.88

Total from investment operations	2.26	(2.85)	2.03		1.38		(0.01)	3.95

Less distributions from:

Net investment income	—	—	—		—		(0.11)	—

Net realized gains	(0.57)	(0.45)	—		—		—	—

Total distributions	(0.57)	(0.45)	—		—		(0.11)	—

Net asset value, end of period	$14.31	$12.62	$15.92		$13.89		$12.51	$12.63

Total return[f]	18.06%	(18.87)%	14.61%		11.03%		(0.07)%	45.51%

Ratios to average net assets[a,g]

Expenses before waiver and payments by affiliates	1.78%	1.78%	1.66%		1.67%		1.63%	1.80%

Expenses net of waiver and payments by affiliates	1.24% [h]	1.21% [h]	1.21%	[h]	1.24%		1.24%	1.20%

Net investment income (loss)	(0.91)%	(0.26)%	(0.34)%		0.56%	[d]	(0.32)%	0.67%	[e]

Supplemental data

Net assets, end of period (000’s)	$4,244	$4,038	$85		$12,592		$12,102	$740

Portfolio turnover rate[i]	15.08%	26.33%	39.65%		21.54%		46.88%	35.48%

aThe per share amounts and ratios include income and expenses of the Portfolio.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.20)%.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.49%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iIncludes the Portfolio’s rate of turnover.

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FINANCIAL HIGHLIGHTS

Franklin India Growth Fund (continued)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017		2016		2015	2014

Advisor Class

Per share operating performance[a]
(for a share outstanding throughout the period)

Net asset value, beginning of period	$12.50	$15.90	$13.83		$12.48		$12.60	$8.68

Income from investment operations[b]:

Net investment income (loss)[c]	(0.07)	(0.06)	(0.08)		0.05	[d]	(0.06)	0.05	[e]

Net realized and unrealized gains (losses)	2.30	(2.89)	2.15		1.30		0.04	3.87

Total from investment operations	2.23	(2.95)	2.07		1.35		(0.02)	3.92

Less distributions from:

Net investment income	—	—	—		—		(0.10)	—

Net realized gains	(0.57)	(0.45)	—		—		—	—

Total distributions	(0.57)	(0.45)	—		—		(0.10)	—

Net asset value, end of period	$14.16	$12.50	$15.90		$13.83		$12.48	$12.60

Total return[f]	17.99%	(19.02)%	14.97%		10.82%		(0.11)%	45.16%

Ratios to average net assets[a,g]

Expenses before waiver and payments by affiliates	1.96%	1.81%	1.90%		1.89%		1.79%	1.95%

Expenses net of waiver and payments by affiliates	1.40% [h]	1.37% [h]	1.40%	[h]	1.40%		1.40%	1.35%

Net investment income (loss)	(1.07)%	(0.42)%	(0.53)%		0.40%	[d]	(0.48)%	0.52%	[e]

Supplemental data

Net assets, end of period (000’s)	$25,012	$32,883	$51,499		$24,723		$34,113	$41,740

Portfolio turnover rate[i]	15.08%	26.33%	39.65%		21.54%		46.88%	35.48%

aThe per share amounts and ratios include income and expenses of the Portfolio.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income (loss) per share includes approximately $0.09 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.36)%.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.34%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

iIncludes the Portfolio’s rate of turnover.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Statement of Investments, April 30, 2019 (unaudited)

Franklin India Growth Fund

	Shares	Value
Common Stocks 5.4%
Internet & Direct Marketing Retail 1.6%
[a]MakeMyTrip Ltd. (India)	66,800	$1,684,028

IT Services 3.8%
Cognizant Technology Solutions Corp., A (United States)	53,500	3,903,360

Total Common Stocks (Cost $5,215,435)		5,587,388

Management Investment Companies (Cost $46,896,813) 93.7%
Diversified Financial Services 93.7%
[a,b]FT (Mauritius) Offshore Investments Ltd. (India)	5,773,463	96,506,017

Total Investments (Cost $52,112,248) 99.1%		102,093,405
Other Assets, less Liabilities 0.9%		944,710

Net Assets 100.0%		$103,038,115

a Non-income producing.

b The dollar value, number of shares or principal amount, and names of all Portfolio holdings are listed in the Portfolio’s SOI, beginning on page 25.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Financial Statements

Statement of Assets and Liabilities

April 30, 2019 (unaudited)

Franklin India Growth Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,215,435

Value - Unaffiliated issuers	$5,587,388
Investment in Portfolio (Note 1)	96,506,017
Cash	359,290
Receivables:
Investment securities sold	744,912
Capital shares sold	22,872
Affiliates	13,308
Other assets	99

Total assets	103,233,886

Liabilities:
Payables:
Capital shares redeemed	96,713
Distribution fees	25,310
Transfer agent fees	19,490
Trustees’ fees and expenses	1,119
Professional fees	39,715
Accrued expenses and other liabilities	13,424

Total liabilities	195,771

Net assets, at value	$103,038,115

Net assets consist of:
Paid-in capital	$78,248,515
Total distributable earnings (loss)	24,789,600

Net assets, at value	$103,038,115

Class A:
Net assets, at value	$58,007,323

Shares outstanding	4,221,950

Net asset value per share[a]	$13.74

Maximum offering price per share (net asset value per share ÷ 94.50%)	$14.54

Class C:
Net assets, at value	$15,775,123

Shares outstanding	1,246,370

Net asset value and maximum offering price per share[a]	$12.66

Class R6:
Net assets, at value	$4,243,996

Shares outstanding	296,557

Net asset value and maximum offering price per share	$14.31

Advisor Class:
Net assets, at value	$25,011,673

Shares outstanding	1,766,625

Net asset value and maximum offering price per share	$14.16

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended April 30, 2019 (unaudited)

Franklin India Growth Fund

Net investment income allocated from Portfolio:
Dividends:[a]
Unaffiliated issuers	$180,590
Expenses	(604,658)

Net investment income allocated from Portfolio	(424,068)

Expenses:
Management fees (Note 3a)	206,145
Distribution fees: (Note 3c)
Class A	71,228
Class C	78,868
Transfer agent fees: (Note 3e)
Class A	57,797
Class C	15,993
Class R6	418
Advisor Class	31,807
Custodian fees (Note 4)	3,351
Reports to shareholders	19,741
Registration and filing fees	47,346
Professional fees	58,884
Trustees’ fees and expenses	4,140
Other	6,806

Total expenses	602,524
Expense reductions (Note 4)	(29)
Expenses waived/paid by affiliates (Note 3f)	(301,332)

Net expenses	301,163

Net investment income (loss)	(725,231)

Realized and unrealized gains (losses) on investments allocated from Portfolio:
Net realized gain (loss) from:
Investments:[b]
Unaffiliated issuers	6,276,436
Foreign currency transactions	78,202

Net realized gain (loss)	6,354,638

Net change in unrealized appreciation (depreciation) on:
Investments:[c]
Unaffiliated issuers	12,613,521
Translation of other assets and liabilities denominated in foreign currencies	17,136
Change in deferred taxes on unrealized appreciation	(631,594)

Net change in unrealized appreciation (depreciation)	11,999,063

Net realized and unrealized gain (loss) on investments allocated from Portfolio	18,353,701

Net increase (decrease) in net assets resulting from operations	$17,628,470

aIncludes $24,060 of dividend income from investments held directly by Franklin India Growth Fund.

bIncludes $(108,040) of net realized losses from investments held directly by Franklin India Growth Fund.

cIncludes $398,226 of change in unrealized appreciation on investments held directly by Franklin India Growth Fund.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin India Growth Fund

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (725,231)	$ (1,045,090)
Net realized gain (loss)	6,354,638	6,613,342
Net change in unrealized appreciation (depreciation)	11,999,063	(34,184,234)

Net increase (decrease) in net assets resulting from operations	17,628,470	(28,615,982)

Distributions to shareholders:
Class A	(2,548,402)	(2,294,474)
Class C	(742,437)	(763,862)
Class R6	(173,995)	(141,681)
Advisor Class	(1,509,921)	(1,337,030)

Total distributions to shareholders	(4,974,755)	(4,537,047)

Capital share transactions: (Note 2)
Class A	(4,155,487)	(5,873,256)
Class C	(1,529,928)	(3,301,016)
Class R6	(319,177)	5,205,014
Advisor Class	(11,299,109)	(8,891,577)

Total capital share transactions	(17,303,701)	(12,860,835)

Net increase (decrease) in net assets	(4,649,986)	(46,013,864)
Net assets:
Beginning of period	107,688,101	153,701,965

End of period	$103,038,115	$107,688,101

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

Notes to Financial Statements (unaudited)

Franklin India Growth Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin India Growth Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund operates using a “master fund/feeder fund” structure and primarily invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio’s security valuation policies, will directly affect the recorded value of the Fund’s investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report, and should be read in conjunction with the Fund’s financial statements. At April 30, 2019, the Fund owned 100% of the outstanding shares of the Portfolio.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation

Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund’s investment in the Portfolio shares is valued at the Portfolio’s NAV per share. Valuation of securities by the Portfolio is discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

technical merits. As of April 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

The Fund’s investment through the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(c) of the Portfolio’s Notes to Financial Statements.

c.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

d.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	April 30, 2019		October 31, 2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	407,158	$5,302,997	1,509,935	$22,666,277
Shares issued in reinvestment of distributions	196,252	2,492,396	143,840	2,235,268
Shares redeemed	(927,288)	(11,950,880)	(2,138,958)	(30,774,801)

Net increase (decrease)	(323,878)	$(4,155,487)	(485,183)	$(5,873,256)

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended		Year Ended
	April 30, 2019		October 31, 2018

	Shares	Amount	Shares	Amount

Class C Shares:
Shares sold	48,311	$582,323	322,893	$4,572,041
Shares issued in reinvestment of distributions	61,040	716,005	49,122	712,764
Shares redeemed[a]	(234,749)	(2,828,256)	(653,680)	(8,585,821)

Net increase (decrease)	(125,398)	$(1,529,928)	(281,665)	$(3,301,016)

Class R6 Shares:
Shares sold	26,210	$354,196	457,178	$7,334,773
Shares issued in reinvestment of distributions	13,165	173,907	8,816	141,681
Shares redeemed	(62,753)	(847,280)	(151,417)	(2,271,440)

Net increase (decrease)	(23,378)	$(319,177)	314,577	$5,205,014

Advisor Class Shares:
Shares sold	317,858	$4,244,415	1,166,114	$17,702,844
Shares issued in reinvestment of distributions	99,233	1,297,968	75,218	1,198,967
Shares redeemed	(1,280,762)	(16,841,492)	(1,849,657)	(27,793,388)

Net increase (decrease)	(863,671)	$(11,299,109)	(608,325)	$(8,891,577)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the Portfolio and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers (directly and/or indirectly through the Portfolio). The total management fee is paid based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

Under a subadvisory agreement, TAML, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$5,880
CDSC retained	$(137)

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2019, the Fund paid transfer agent fees of $106,015, of which $51,426 was retained by Investor Services.

f.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C and Advisor Class of the Fund do not exceed 1.40%, and for Class R6 do not exceed 1.25%, based on the average net assets of each class until February 29, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

3.  Transactions with Affiliates (continued)

f.  Waiver and Expense Reimbursements (continued)

Prior to March 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 1.23% based on the average net assets of the class.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At October 31, 2018, the Fund deferred late-year ordinary losses of $705,806.

At April 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$81,507,595

Unrealized appreciation	$32,570,557
Unrealized depreciation	(11,838,312)

Net unrealized appreciation (depreciation)	$20,732,245

The Portfolio is a disregarded entity for United States federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6.  Investment Transactions

Purchases and sales of investments including transactions from the Portfolio (excluding short term securities) for the period ended April 30, 2019, aggregated $16,160,995 and $38,217,429, respectively.

7.  Concentration of Risk

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

8.  Upcoming Liquidation

On May 21, 2019, the Board for the Fund approved a proposal to liquidate the Fund. Effective at close of market on June 24, 2019, the Fund closed to all new investors, with limited exceptions. The Fund is scheduled to liquidate on or about September 13, 2019.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin India Growth Fund (continued)

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended April 30, 2019, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At April 30, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, other than those already disclosed in the financial statements.

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Financial Highlights

(Expressed in U.S. Dollars)

	Six Months Ended
	April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016		2015	2014

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$14.01	$17.36	$15.06	$13.43		$13.49	$ 9.19

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)	(0.03)	(0.04)	0.10	[c]	(0.02)	0.09	[d]

Net realized and unrealized gains (losses)	2.78	(3.32)	2.34	1.53		(0.04)	4.21

Total from investment operations	2.71	(3.35)	2.30	1.63		(0.06)	4.30

Net asset value, end of period	$16.72	$14.01	$17.36	$15.06		$13.43	$13.49

Total return[e]	19.34%	(19.30)%	15.27%	12.14%		(0.44)%	46.79%

Ratios to average net assets[f]

Expenses	1.19%	1.14%	1.14%	1.14%		1.10%	1.12%

Net investment income (loss)	(0.88)%	(0.16)%	(0.25)%	0.71%	[c]	(0.16)%	0.80%	[d]

Supplemental data

Net assets, end of period (000’s)	$96,506	$99,388	$148,914	$113,405		$126,895	$105,258

Portfolio turnover rate	15.97%	24.57%	40.10%	21.54%		46.88%	35.48%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Portfolio’s shares in relation to income earned and/or fluctuating fair value of the investments of the Portfolio.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share related to a corporate action in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.07)%.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of special dividends in connection with certain Portfolio holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.62%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Statement of Investments, April 30, 2019 (unaudited)

(Expressed in U.S. Dollars)

	Shares/ Rights	Value
Common Stocks and Other Equity Interests 100.2%
India 100.2%
Auto Components 1.1%
Bharat Forge Ltd.	156,653	$1,062,205

Automobiles 7.0%
Eicher Motors Ltd.	6,015	1,759,090
Mahindra & Mahindra Ltd.	102,629	950,888
[a]Tata Motors Ltd.	1,035,777	3,187,029
[a]Tata Motors Ltd., A	609,129	894,710

		6,791,717

Banks 21.6%
[a]Axis Bank Ltd.	357,250	3,933,510
HDFC Bank Ltd.	217,770	7,246,128
ICICI Bank Ltd.	398,335	2,330,632
Kotak Mahindra Bank Ltd.	369,825	7,362,569

		20,872,839

Beverages 2.0%
[a]United Spirits Ltd.	245,065	1,974,327

Building Products 1.5%
Kajaria Ceramics Ltd.	171,993	1,469,474

Capital Markets 3.1%
Crisil Ltd.	50,000	1,029,154
Motilal Oswal Financial Services Ltd.	191,821	1,958,917

		2,988,071

Chemicals 2.5%
Asian Paints Ltd.	112,505	2,363,514

Construction & Engineering 3.9%
Larsen & Toubro Ltd.	145,926	2,825,513
Voltas Ltd.	108,946	942,779

		3,768,292

Construction Materials 8.5%
Grasim Industries Ltd.	95,447	1,235,040
Shree Cement Ltd.	9,217	2,618,919
UltraTech Cement Ltd.	65,979	4,373,653

		8,227,612

Consumer Finance 1.4%
Repco Home Finance Ltd.	220,866	1,323,667

Electrical Equipment 1.0%
Havell’s India Ltd.	87,869	977,325

Entertainment 1.1%
PVR Ltd.	41,382	1,051,350

Food Products 0.5%
[a]Tata Global Beverages Ltd.	170,873	513,254

Health Care Providers & Services 0.5%
[a,b]Narayana Hrudayalaya Ltd., Reg S	160,287	465,807

Hotels, Restaurants & Leisure 1.8%
Indian Hotels Co. Ltd.	782,708	1,734,619

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

STATEMENT OF INVESTMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

	Shares/ Rights	Value
Common Stocks and Other Equity Interests (continued)
India (continued)
Household Durables 2.7%
Crompton Greaves Consumer Electricals Ltd.	756,570	$2,581,574

Household Products 3.8%
Hindustan Unilever Ltd.	146,037	3,685,575

Insurance 2.4%
[b]ICICI Lombard General Insurance Co. Ltd., Reg S	65,956	1,035,407
[b]ICICI Prudential Life Insurance Co. Ltd., Reg S	239,727	1,271,141

		2,306,548

IT Services 7.5%
eClerx Services Ltd.	32,052	527,258
HCL Technologies Ltd.	32,752	556,479
Infosys Ltd.	467,587	5,044,316
Tata Consultancy Services Ltd.	34,636	1,124,090

		7,252,143

Machinery 1.9%
Cummins India Ltd.	171,029	1,784,402
SKF India Ltd.	1,607	45,568

		1,829,970

Metals & Mining 4.7%
Hindalco Industries Ltd.	725,694	2,146,959
Tata Steel Ltd.	295,250	2,362,102
Tata Steel Ltd., partly paid shares	11,311	13,187

		4,522,248

Multiline Retail 2.0%
Trent Ltd.	375,536	1,917,931

Personal Products 2.3%
Godrej Consumer Products Ltd.	239,246	2,239,013

Pharmaceuticals 0.6%
Dr Reddy’s Laboratories Ltd.	12,666	533,532

Professional Services 1.6%
[a]TeamLease Services Ltd.	36,399	1,551,166

Real Estate Management & Development 1.9%
Oberoi Realty Ltd.	256,546	1,868,649

Textiles, Apparel & Luxury Goods 1.1%
Titan Co. Ltd.	61,569	1,024,176

Thrifts & Mortgage Finance 3.3%
Housing Development Finance Corp. Ltd.	109,612	3,139,854

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

STATEMENT OF INVESTMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

	Shares/ Rights	Value
Common Stocks and Other Equity Interests (continued)
India (continued)
Wireless Telecommunication Services 6.9%
Bharti Airtel Ltd.	927,683	$4,266,327
[a]Bharti Airtel Ltd., rts., 5/17/19	263,074	378,858
[a]Vodafone Idea Ltd.	8,884,229	1,970,815

		6,616,000

Total Common Stocks and Other Equity Interests (Cost $75,960,238)		96,652,452
Other Assets, less Liabilities (0.2)%		(146,435)

Net Assets 100.0%		$96,506,017

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Portfolio’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $2,772,355, representing 2.9% of net assets.

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Financial Statements

(Expressed in U.S. Dollars)

Statement of Assets and Liabilities

April 30, 2019 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$75,960,238

Value - Unaffiliated issuers	$96,652,452
Cash	182,810
Foreign currency, at value (cost $2,398,753)	2,404,625
Receivables:
Investment securities sold	111,693

Total assets	99,351,580

Liabilities:
Payables:
Investment securities purchased	1,119,123
Capital shares redeemed	744,912
Management fees	78,458
Administrative fees	6,083
Directors’ fees and expenses	4,959
Deferred tax	856,793
Accrued expenses and other liabilities	35,235

Total liabilities	2,845,563

Net assets, at value	$96,506,017

Shares outstanding	5,773,463

Net asset value per share	$16.72

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

Statement of Operations

for the six months ended April 30, 2019 (unaudited)

Investment income:
Dividends:
Unaffiliated issuers	$156,530

Expenses:
Management fees (Note 3a)	499,089
Administrative fees (Note 3b)	18,623
Custodian fees	47,497
Reports to shareholders	1,620
Registration and filing fees	266
Professional fees.	18,654
Directors’ fees and expenses	4,959
Other	13,950

Total expenses	604,658

Net investment income (loss)	(448,128)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	6,384,476
Foreign currency transactions	78,202

Net realized gain (loss)	6,462,678

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	12,215,295
Translation of other assets and liabilities denominated in foreign currencies	17,136
Change in deferred taxes on unrealized appreciation	(631,594)

Net change in unrealized appreciation (depreciation)	11,600,837

Net realized and unrealized gain (loss)	18,063,515

Net increase (decrease) in net assets resulting from operations	$17,615,387

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

FINANCIAL STATEMENTS

(Expressed in U.S. Dollars)

Statements of Changes in Net Assets

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(448,128)	$(232,146)
Net realized gain (loss)	6,462,678	6,753,447
Net change in unrealized appreciation (depreciation)	11,600,837	(33,396,457)

Net increase (decrease) in net assets resulting from operations	17,615,387	(26,875,156)

Capital share transactions (Note 2)	(20,497,355)	(22,650,449)

Net increase (decrease) in net assets	(2,881,968)	(49,525,605)
Net assets:
Beginning of period	99,387,985	148,913,590

End of period	$96,506,017	$99,387,985

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

Notes to Financial Statements (unaudited)

(Expressed in U.S. Dollars)

1.  Organization and Significant Accounting Policies

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At April 30, 2019, Franklin India Growth Fund (Fund) owned 100% of the Portfolio. On May 21, 2019, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on or about September 13, 2019.

The following summarizes the Portfolio’s significant accounting policies.

a.  Financial Instrument Valuation

The Portfolio’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Portfolio calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Portfolio may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Portfolio follows the Fund’s procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Portfolio primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Portfolio’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Portfolio. As a result, differences may arise between the value of the Portfolio’s securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Portfolio. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Portfolio’s NAV is not calculated, which could result in differences between the value of the Portfolio’s securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Portfolio for financial reporting purposes.

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

1.  Organization and Significant Accounting Policies (continued)

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Portfolio may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and holds a Category 1 Global Business Licence (Licence) in Mauritius for the purpose of the Financial Services Act 2007.

On April 1, 2017, the Indian General Anti Avoidance Rule (GAAR) became effective, as well as the amendment (Protocol) to the double taxation treaty (Treaty) between the Governments of India and Mauritius. The Protocol allows for capital gains arising on disposal of Indian shares acquired by a Mauritius company on or after April 1, 2017, to be taxed in accordance with tax regulations and rates that exist in India. Gains realized from shares acquired prior to April 1, 2017, are exempt from Indian tax under the Protocol. Short term capital gains on the disposal of listed shares acquired on or after April 1, 2017, are subject to Indian capital gains tax at 15% (plus surcharge).

Effective April 1, 2018, India enacted a long term capital gain tax of 10% on the disposal of Indian long term listed shares. For listed shares acquired after March 31, 2017 and prior to February 1, 2018, the base cost of the shares used to calculate the long term capital gain is the higher of the actual cost of acquisition, and the lower of the fair market value on January 31, 2018 and the value of consideration received upon transfer. The effect of this provision is that any portion of a long term capital gain arising prior to January 31, 2018, will not be subject to tax on the disposal of the shares.

When a capital gain tax is determined to apply, the Portfolio records an estimated deferred tax liability in the amount that would be payable if the securities were disposed of on the valuation date.

Dividends distributed by Indian companies are exempt from withholding tax in India. Accordingly, no provision for Indian dividend withholding tax was made.

Effective January 1, 2019, pursuant to the enactment of the Mauritius Finance (Miscellaneous Provisions) Act 2018 (Finance Act), the deemed foreign tax credit of 80% has been phased out through the implementation of a new tax regime. Companies which had obtained their Licence on or before October 16, 2017, will continue to benefit from the deemed tax credit up to June 30, 2021. The Portfolio obtained its Licence before October 16, 2017, and is accordingly entitled to a foreign tax credit equivalent to the higher of the actual foreign tax suffered or 80% of the Mauritian tax on its foreign source income resulting in an effective tax rate on net income of up to 3%, up to June 30, 2021. A company holding at least 5% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax, as part of the actual foreign tax suffered. No Mauritian capital gains tax is payable by the Portfolio on gains arising from sale of securities.

Dividends and redemption proceeds paid by the Portfolio to its shareholders are exempt from withholding tax in Mauritius.

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

The Portfolio’s accounting policy in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) requires the accounting for changes in tax laws when the laws are enacted.

d.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Portfolio.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Portfolio’s organizational documents, the Portfolio’s officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At April 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Portfolio’s shares were as follows:

	Six Months Ended April 30, 2019		Year Ended October 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	344,277	$5,176,756	1,112,629	$19,573,775
Shares redeemed	(1,667,210)	(25,674,111)	(2,596,225)	(42,224,224)

Net increase (decrease)	(1,322,933)	$(20,497,355)	(1,483,596)	$(22,650,449)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

a.  Management Fees

The Portfolio pays an investment management fee to Advisers (directly and/or indirectly through the Fund). The total management fee is paid based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.300%	Up to and including $1 billion
1.250%	Over $1 billion, up to and including $5 billion
1.200%	Over $5 billion, up to and including $10 billion
1.150%	Over $10 billion, up to and including $15 billion
1.100%	Over $15 billion, up to and including $20 billion
1.050%	In excess of $20 billion

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

3.  Transactions with Affiliates (continued)

b.  Administrative Fees

The Portfolio pays an administrative fee to SANNE Mauritius, a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also officers and/or directors of SANNE Mauritius.

4.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2019, aggregated $16,160,995 and $37,247,457, respectively.

5.  Concentration of Risk

Investing in Indian equity securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6.  Fair Value Measurements

The Portfolio follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of April 30, 2019, in valuing the Portfolio’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Wireless Telecommunication Services	$6,237,142	$378,858	$—	$6,616,000
All Other Equity Investments	90,036,452	—	—	90,036,452

Total Investments in Securities	$96,273,594	$378,858	$—	$96,652,452

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity interests.

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FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(Expressed in U.S. Dollars)

7.  Subsequent Events

The Portfolio has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, other than those already disclosed in the financial statements.

franklintempleton.com	Semiannual Report	35

FRANKLIN TEMPLETON INTERNATIONAL TRUST

FRANKLIN INDIA GROWTH FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON INTERNATIONAL TRUST Franklin India Growth Fund

(Fund)

At an in-person meeting held on April 16, 2019 (Meeting), the Board of Trustees (Board) of Franklin Templeton International Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of the Fund and the investment sub-advisory agreement between FAI and Templeton Asset Management Ltd. (Sub-Adviser), an affiliate of FAI, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. FAI and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such

Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

FRANKLIN INDIA GROWTH FUND

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional India region funds. The Fund currently invests in the securities of Indian companies by investing in shares of a wholly-owned, collective investment vehicle (Portfolio). The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund’s relatively low exposure to small and mid-cap stocks has detracted from the Fund’s performance, while certain of the Fund’s peers benefited from their higher exposure to small and mid-cap stocks.

Management further explained that it favored large cap stocks where it saw more attractive opportunities, versus small and mid-cap stocks, which it believed were overvalued in certain instances. The Board further noted management’s explanation that there was a correction in 2018 of the overvaluation of small and mid-cap stocks which detracted from the performance of peers. Management further explained that, in light of the correction, management has increased the Fund’s exposure to small and mid-cap stocks in 2019. The Board then noted management’s representation that it was further reviewing the Fund and may propose that the Board liquidate the Fund at an upcoming meeting. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and the changes to the Fund monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Fund and for Class A and Investor Class shares for other funds in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund, two other India region funds and eight China region funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable, noting the diversity of the Expense Group. The Board also noted that the Fund’s actual total expense ratio reflected a fee waiver from management, a portion of the Management Rate is paid at the Portfolio level and the Sub-Adviser is paid by FAI out of the management fee FAI receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board

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FRANKLIN TEMPLETON INTERNATIONAL TRUST

FRANKLIN INDIA GROWTH FUND

SHAREHOLDER INFORMATION

considered the Fund profitability analysis that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, Pricewaterhouse-Coopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund does not have an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin India Growth Fund

Investment Manager

Franklin Advisers, Inc.

Subadvisor

Templeton Asset Management Ltd.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	141 S 06/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13 (a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls: Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	June 26, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	June 26, 2019